EXHIBIT 99.1

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company				Page 1 of 3

	Statement Number:		39

Chapter 11	For the Period FROM:		1/1/2005

Case No. LA 01-44828-SB (Administratively Consolidated with	TO:		1/31/2005

Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01- 44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)	Collateral	Concentration
	Account	Account

Balance before Statement #1	268,333.21	65,956.21

A. Total Receipts per all Prior Interim Statements	6,451,511.88	5,023,666.40

B. Less: Total Disbursements per all Prior Statements	5,255,903.55	5,023,902.51

C. Beginning Balance	1,463,941.54	65,720.10

D. Receipts during Current Period
Description

1/5/2005 Court TV (Vision’s Share)		26,250.00
1/5/2005 Daro	47,763.94
1/5/2005 Wire Transfer		26,000.00
1/12/2005 Tanya Miller	220.00
1/12/2005 Lifetime	66,666.66
1/12/2005 A & E	185.16
1/12/2005 Court TV (KL’s Share)	8,750.00
1/18/2005 High Fliers	697.46
1/19/2005 Wire Transfer		65,000.00
1/21/2005 21st Century Pictures	875.50
1/24/2005 Sony Pictures	31,626.00
1/24/2005 Vision Films	41,863.49
1/28/2005 Flextech	3,667.50
1/31/2005 Wire Transfer		50,000.00
1/31/2005 interest	3,564.94

TOTAL RECEIPTS THIS PERIOD	205,880.65	167,250.00	—	—

E. Balance Available (C plus D)	1,669,822.19	232,970.10	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 39	Page 2 of 3

F. Less: Disbursements during Current Period:
Date	Check No.	Payee/Purpose
1/4/2005		ADP Taxes		7,052.14
1/4/2005	8150	Payroll		1,025.82
1/4/2005	8151	Payroll		6,164.61
1/4/2005	8152	Payroll		1,361.40
1/4/2005	8153	Payroll		2,397.62
1/5/2005		Wire Transfer	26,000.00
1/5/2005	38125	Vision Films		26,250.00
1/6/2005	38127	Digital Post Services		703.63
1/6/2005	38128	Accurate Express		92.00
1/6/2005	38129	Bowne of Los Angeles, Inc		573.00
1/6/2005	38130	Qwest Communications		134.28
1/6/2005	38131	Bonded Services, Inc		6,598.72
1/6/2005	38132	SBC		83.22
1/6/2005	38133	SBC		359.55
1/13/2005	38134	Point 360		99.20
1/13/2005	38135	Hollywood Reporter		247.89
1/14/2005		ADP Fees		117.24
1/18/2005		ADP Taxes		13,412.92
1/18/2005		Service Charge		9,165.06
1/18/2005	8154	Payroll		1,213.46
1/18/2005	8155	Payroll		11,364.39
1/18/2005	8156	Payroll		1,419.17
1/18/2005	8157	Payroll		2,510.53
1/19/2005		Wire Transfer	65,000.00
1/24/2005	38136	SBC		83.26
1/24/2005	38137	SBC		332.96
1/24/2005	38138	Brandon & Morner-Ritt		24,896.65
1/24/2005	38139	KEVIN MARINO		165.61
1/24/2005	38140	Personnel Concepts Limited		24.74
1/24/2005	38141	New Wave Entertainment		425.00
1/24/2005	38142	Alice P.Neuhauser		1,467.97
1/24/2005	38143	Federal Express		233.82
1/24/2005	38144	Recall		1,441.48
1/24/2005	38145	Blue Shield of California		430.00
1/24/2005	38146	USI of Southern California		3,590.00
1/28/2005	38147	Health Net		3,787.14
1/28/2005	38148	New Beginnings Enterprises		3,724.60
1/28/2005	38149	New Wave Entertainment		1,197.00
1/28/2005		ADP Fees		292.16
1/31/2005		Wire Transfer	50,000.00
1/31/2005		ADP Taxes		14,367.21
1/31/2005	8158	Payroll		1,213.45
1/31/2005	8159	Payroll		12,227.46
1/31/2005	8160	Payroll		1,419.16
1/31/2005	8161	Payroll		2,510.53
TOTAL DISBURSEMENTS THIS PERIOD:			141,000.00	166,176.05	—	—

G. Ending Balance (E less F)			1,528,822.19	66,794.05	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 39	Page 3 of 3

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460

I: Other monies on hand:

The Kushner Locke Company PWI account	1891215236	731.10
Bank of Scotland - Pinocchio	3516309	863,953.07	Pound Sterling	Time Deposit
Bank of Scotland - Basil	3516317	212,486.19	Pound Sterling	Time Deposit (KL’s interest is 50%)
Allied Pinocchio	10747301	382.86	Pound Sterling
Edge Entertainment	1891152710	172.89
European Films LTD	1890563818	7,051.58

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	16,890.04
BLT Venture	16-524173-1101	330.45
KL MDP Sensation	60-066-930	17,704.61
KL\7 Venture	1890-69-6360	11,937.17
Denial Venture	1890-69-6501	42,502.61
Cracker LLC	1891-04-1665	732.79
Swing	323-518095	6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

Debtor in Possession